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                                               SYNDICATION AGREEMENT

         THIS SYNDICATION AGREEMENT is made and entered into by and between MEDLEY CREDIT ACCEPTANCE CORP., a Delaware corporation (hereinafter referred to as "Lender"), and BARRY GOLDSTEIN and RANDY WOOL (hereinafter referred to as "Participants").

         WHEREAS Lender is the owner and holder of a certain Promissory Note in the principal amount of $600,000.00 (the "Note") executed by CUTTING EDGE ENTERTAINMENT, INC., a California corporation ("Borrower"), and,

         WHEREAS, the Note is secured by a pledge of a portion of the capital stock of the Borrower by its majority shareholder, together with an assignment of proceeds of movie distribution agreements and trailing royalties from two films produced and to be produced by the Borrower. and,

         WHEREAS, Lender desires to syndicate and participate a portion of the Note with Participants and Participants desire to acquire a portion of the Note from Lender upon the terms and conditions contained herein. and,

         WHEREAS. Lender will collect the payments due under the Note from Borrower and make payment to Participants of their proportionate share pursuant to the terms of this Agreement, and,

         WHEREAS, the Parties desire to document their syndication into a written instrument.

         NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained and for such other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

         1. Recitals The above and foregoing recitals are true and correct and are incorporated herein.

         2.       Representations of Lender:

                  (a) The Lender is the owner and holder of a Promissory Note executed by Borrower in the principal amount of $600,000.00.

                  (b) The Promissory Note is free and clear of all defaults as of the date hereof and the next payment due under said Note is February 1, 1998.



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         3. Participants: The Participants of this loan and their interest in the principal of the Note are as follows:

         PARTICIPANT                                 AMOUNT

         BARRY GOLDSTEIN                             $ 175,000.00

         RANDY WOOL                                  $  75,000.00

         4. Monthly Payments to be Made to Participant: Commencing on March 1, 1998, and the first day of each succeeding month thereafter during the term hereof, provided payment is made to Lender by Borrower, Lender shall pay to Participant a payment of interest on the Participant's portion of the Note in amount equal to thirteen percent (13%) of the Participant's participation as follows:

         PARTICIPANT                                 AMOUNT

         BARRY GOLDSTEIN                             $ 11,895.83

         RANDY WOOL                                  $    812.50

         5. Maturity Date of Note: The Note being syndicated pursuant to this Agreement becomes due and payable in full on October 23, 1998. Upon receipt of payment in full by Lender from Borrower, Lender shall pay to Participant the original amount invested by Participant together with any accrued and unpaid interest as of the date of Lender's receipt of payment.

         6. Review of Documents: Participant has been given an opportunity to review the loan documents between Lender and Borrower together with any other documents of Borrower Participant deemed necessary. Participant is purchasing a portion of the Note based upon Participant's review of the documentation and is not relying upon any representation of Lender.

         7.       Miscellaneous Provisions:

                  (a) Construction: This Agreement shall be construed and enforced under the laws of the State of Florida. In the event any provision of this Agreement shall be declared invalid by a court of competent jurisdiction, said invalidity shall not invalidate the Agreement as a whole, but said Agreement shall be construed as if the invalidated provision was omitted from the Agreement.


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                  (b) Entire Agreement: This Agreement supersedes and cancels any and all other contracts referring to the subject matter herein. No modifications, alteration or waiver of this Agreement shall be effective unless in writing, executed by the parties hereto.

                  (c) Assignability: This Agreement shall inure to the benefit of the Parties, their successors and assigns.

                  (d) Counterparts: This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which counterparts collectively shall constitute one instrument representing the Agreement between the Parties hereto.

                  (e) Captions: Captions of the various sections contained in this Agreement are intended to be used solely for convenience of the Parties and are not intended, nor are they deemed to modify, or explain or to be used as an aid in the construction of any of the provision of this Agreement.

         IN WITNESS WHEREOF, the Parties have hereunto set their hands and seals.

DATED as to the Lender, this 1st day of February, 1998.


                                         MEDLEY CREDIT ACCEPTANCE CORP.,
                                         a Delaware corporation


                                         By:___________________________________
                                            Robert D. Press, President

DATED as to the Participants, this 11th day of February, 1998.


                                         By:___________________________________
                                            Barry Goldstein



                                         By:___________________________________
                                            Randy Wool



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                              GUARANTY OF PAYMENT

         FOR AND IN CONSIDERATION OF the sum of Ten Dollars and No/100 ($10.00) and receipt of the Participants payment of their prorate portion of the Note, Medley Credit Acceptance Corp. does hereby guaranty the repayment of Participants portion of the Note at maturity.

DATED this 30th day of January, 1998.

                                            MEDLEY CREDIT ACCEPTANCE CORP.




                                            By_________________________________
                                                Robert D. Press, President





























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